UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 23, 2019

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	PBFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Director.

On December 23, 2019, Karen B. Davis, a member of the Audit Committee and the Conflicts Committee of the Board of Directors (the “Board”) of its general partner, PBF Logistics GP LLC (“PBFX GP”) of PBF Logistics LP (the “Partnership”) informed the Board of her resignation effective as of December 31, 2019 (the “Effective Date”). Ms. Davis’s resignation was not the result of any disagreement with PBFX GP, the Partnership or the Board.

(d) Election of Director.

On December 30, 2019, the Partnership announced the approval by the Board on December 23, 2019 of the appointment of Mr. Lawrence M. Ziemba as an independent director to the Board of PBFX GP as of the Effective Date. Mr. Ziemba most recently served as Executive VP, Refining and a member of the Executive Committee of Phillips 66. He held this position following the separation of Phillips 66 from ConocoPhillips in May 2012. During his career, he held various positions in downstream for ConocoPhillips, Phillips Petroleum, Tosco, and Unocal.

Mr. Ziemba will serve as a member of the Board’s Audit Committee and Conflicts Committee. The Board determined that Mr. Ziemba meets the independence requirements under the rules of The New York Stock Exchange and the Partnership’s independence standards, and that there are no transactions between the Partnership and Mr. Ziemba that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Ziemba will participate in the Partnership’s compensation program for its non-employee, outside directors, including a pro-rated annual cash retainer of $50,000 and an initial $50,000 grant of phantom units of the Partnership’s long term incentive plan as of the Effective Date. In addition, the Partnership will enter into its standard form of indemnification agreement with Mr. Ziemba.

The press release announcing Mr. Ziemba’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	December 30, 2019		By:	/s/ Trecia Canty
Trecia Canty Authorized Officer